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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 17, 2000


                          FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



        ARKANSAS                           0-11916              71-0538646
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)          Identification
                                                                   Number)


             MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS 71730
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181




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ITEM 5. OTHER EVENTS.

         On April 17, 2000, the Registrant issued a press release regarding the Registrant's proposed merger with BancorpSouth, Inc., which is expected to close during the third quarter of 2000. A copy of the press release is filed as
Exhibit 99.1 hereto, which is incorporated herein by reference.

         The news release may be deemed to be solicitation material with respect to the proposed merger of BancorpSouth and First United. BancorpSouth and its directors may be deemed to be participants in the solicitation of proxies with respect to a shareholder meeting to be held in connection with such merger. BancorpSouth's directors include Shed H. Davis, Hassell H. Franklin, Fletcher H. Goode, M.D., W. G. Holliman, Jr., A. Douglas Jumper, Turner O. Lashlee, Aubrey
B. Patterson, Alan W. Perry, Travis E. Staub, Andrew R. Townes, D.D.S. and Lowery A. Woodall. As of January 31, 2000, Hassell H. Franklin was the beneficial owner of approximately 923,461 shares of BancorpSouth common stock (or approximately 1.61% of the outstanding shares of BancorpSouth common stock), and each of the other directors of BancorpSouth beneficially owned less than 1% of the outstanding shares of BancorpSouth common stock. First United and its directors may be deemed to be participants in the solicitation of proxies with respect to a shareholder meeting to be held in connection with such merger. First United's directors include E. Larry Burrow, Claiborne P. Deming, Al Graves, Jr., Tommy Hillman, James V. Kelley, Roy E. Ledbetter, Michael F. Mahony, Richard H. Mason, Jack W. McNutt, George F. Middlebrook, III, R. Madison Murphy, Robert C. Nolan, Cal Partee, Jr., Carolyn Tennyson and John D. Trimble, Jr. As of February 1, 2000, Claiborne P. Deming, R. Madison Murphy, Robert C. Nolan and Cal Partee, Jr. were the beneficial owners, respectively, of approximately 393,290 (1.55%), 602,440 (2.38%), 531,756 (2.10%) and 465,506
(1.84%) shares of First United Bancshares, Inc. common stock and each of the other directors of First United beneficially owned less than 1% of the outstanding shares of First United common stock. In addition, in connection with the merger, James V. Kelley has entered into a Change in Control Agreement and a Stock Bonus Agreement that provides for payments and a grant of stock in connection with continued employment after the merger.

         In connection with the proposed merger, BancorpSouth will file a registration statement on Form S-4 with the Securities and Exchange Commission. Shareholders of BancorpSouth and First United are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the merger, BancorpSouth and First United. After the registration statement is filed with the SEC, it will be available for free, both on the SEC's web site (www.sec.gov) and from BancorpSouth's and First United's corporate secretaries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        Exhibit Number         Description

           99.1 Press Release of the Registrant, released on April 17, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FIRST UNITED BANCSHARES, INC.
                                           (REGISTRANT)


                                           By  /s/ John G. Copeland
                                               ---------------------------------
                                               John G. Copeland, Senior Vice
                                               President, Chief Financial
                                               Officer and Principal Accounting
                                               Officer


Date: April 17, 2000




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                               INDEX TO EXHIBITS



 EXHIBIT
 NUMBER        DESCRIPTION
 -------       -----------

     99.1      Press Release of the Registrant, released on April 17, 2000.





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